UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2004
Date of Report
(date of earliest event reported)

SOCKET COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

37400 Central Court
Newark, CA 94560
(Address of principal executive offices, including zip code)

(510) 744-2700
(Registrant's telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 21, 2004, Socket Communications, Inc. issued a press release reporting its results for the three months ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number	Description
----------------------------	---------------------------------------------------------------------------------------------
99.1	Text of press release, dated April 21, 2004, titled "Socket Communications Reports First Quarter of Profitability on Record Revenue of $6.7 million".

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET COMMUNICATIONS, INC.
(Registrant)

Date: April 21, 2004	By:	/s/ David W. Dunlap
David W. Dunlap Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
----------------------------	---------------------------------------------------------------------------------------------
99.1	Text of press release, dated April 21, 2004, titled "Socket Communications Reports First Quarter of Profitability on Record Revenue of $6.7 million".